Quarterly Financial Data Supplement (Unaudited)
First Quarter 2008

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FIRST QUARTER 2008 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:

Quarterly EPS

•	Net loss of $201.3 million, or $(2.77) per diluted share

— Non-cash, pre-tax goodwill impairment charge of $188.4 million for the Florida Banking Segment; does not impact tangible capital or regulatory capital

•	Operating loss of $14.5 million, or $(0.20) per diluted share

•	Average diluted shares of 72.6 million, down 0.4% versus prior quarter; down 3.5% versus prior year

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $123.6 million

— Non-operating items: $1.9 million gain on Visa IPO share redemption, $396,000 net gain on other securities

•	Operating revenues of $122.8 million, down $3.7 million

•	Tax-equivalent net interest income of $94.2 million, down $2.3 million

— Net interest margin of 3.07%, down 2 basis points from 3.09%

— Average earning assets of $12.3 billion, down 3.3% linked-quarter annualized

•	Operating noninterest income of $28.6 million, down $1.4 million

— Increase of $261,000 or 0.9% from prior year

Average Balance Sheet Growth

•	Average loans, up 1.9% linked-quarter annualized

•	Average securities, down $154.9 million since prior quarter; down $723.0 million since 1Q07

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, up 7.8% linked-quarter annualized

•	Average wholesale borrowings, including brokered deposits and excluding customer sweep accounts, down 21.1% linked-quarter annualized

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $268.2 million

— Non-operating items: $188.4 million goodwill impairment, $863,000 reversal of Visa-related litigation accrual, and $547,000 loss on early extinguishment of debt

•	Operating noninterest expenses of $80.1 million, up $963,000 from prior quarter; $347,000 from prior year

— FDIC insurance premiums (included in regulatory assessments) up $613,000 from prior quarter; $1.6 million from prior year

— Advertising and business development up $417,000 from prior quarter; $540,000 from prior year

•	Cash operating efficiency of 63.9%, an increase from 61.1% for the prior quarter

Credit Quality

•	Nonperforming assets of $232.0 million or 2.26% of loans held for investment and foreclosed property

•	Net loan charge-offs of $25.0 million, or 0.98% annualized as a % of average loans held for investment

•	Provision for credit losses of $73.3 million, up $41.4 million from prior quarter; $64.3 million from prior year

•	Provision for credit losses exceeded net loan charge-offs by $48.3 million, which increased the allowance for credit losses

•	Allowance for credit losses of $177.0 million or 1.72% of loans held for investment, an increase from 1.26% at December 31, 2007

Capital

•	Tangible equity to tangible asset ratio of 6.72%, up from 6.61% at December 31, 2007

•	Tangible equity per share of $12.26, up from $12.04 at December 31, 2007

•	After-tax unrealized loss on available for sale securities decreased $28.9 million from prior quarter

•	Tier 1 capital ratio of 9.33%, down from 9.49% at December 31, 2007

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Interest Income
Interest and fees on loans	$171,228	$190,846	$195,393	$191,961	$186,628
Interest and dividends on securities:
Taxable	20,392	22,431	25,390	26,879	28,825
Exempt from federal income taxes	2,693	2,809	2,856	2,888	3,048

Total interest and dividends on securities	23,085	25,240	28,246	29,767	31,873
Interest on short-term investments	72	64	100	97	141

Total interest income	194,385	216,150	223,739	221,825	218,642

Interest Expense
Interest on deposits	77,106	93,253	94,497	92,066	88,479
Interest on borrowed funds	24,573	27,949	32,468	33,238	35,625

Total interest expense	101,679	121,202	126,965	125,304	124,104

Net Interest Income	92,706	94,948	96,774	96,521	94,538
Provision for Credit Losses	73,292	31,926	10,504	17,125	9,013

Net interest income after provision for credit losses	19,414	63,022	86,270	79,396	85,525
Noninterest Income	30,916	28,741	29,917	27,683	26,970
Noninterest Expenses	268,179	80,481	78,739	80,151	81,477

Income (loss) before income taxes	(217,849)	11,282	37,448	26,928	31,018
Income tax expense (benefit)	(16,557)	2,293	11,609	8,998	10,500

Net Income (Loss)	$(201,292)	$8,989	$25,839	$17,930	$20,518

Average common shares outstanding, basic	72,449,437	72,571,612	73,146,211	74,050,115	74,736,832
Average common shares outstanding, diluted	72,574,840	72,875,062	73,605,752	74,397,091	75,244,968
Net income (loss) per common share, basic	$(2.78)	$0.12	$0.35	$0.24	$0.27
Net income (loss) per common share, diluted	(2.77)	0.12	0.35	0.24	0.27
Cash dividends declared per common share	0.19	0.19	0.18	0.18	0.18

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Noninterest Income
Service charges on deposit accounts	$10,429	$11,470	$11,213	$11,223	$10,613
Debit card income, net	1,876	1,938	1,838	1,839	1,567
Customer service fee income	1,331	1,422	1,533	1,402	1,291

Total customer fee income	13,636	14,830	14,584	14,464	13,471

Retail investment services, net	1,546	2,103	2,064	2,021	1,714
Insurance income	3,060	2,906	2,839	2,987	3,297
Trust and investment management income	1,666	1,625	1,642	1,734	1,594
Benefits administration fees	756	881	889	749	742

Total wealth management income	7,028	7,515	7,434	7,491	7,347

Mortgage banking income	1,485	1,273	834	1,877	2,069
Bank-owned life insurance	3,147	3,065	2,974	4,454	2,851
Merchant processing income, net	857	829	928	771	735
Gain (loss) on certain derivative activities	12	5	198	(1,497)	97
Other	2,451	2,512	2,678	2,360	1,785

Operating noninterest income (noninterest income, excluding non-operating items)	28,616	30,029	29,630	29,920	28,355

Gain (loss) on securities	396	(1,288)	287	(2,237)	(1,385)
Gain on Visa IPO share redemption	1,904	—	—	—	—

Non-operating noninterest (loss) income	2,300	(1,288)	287	(2,237)	(1,385)

Total noninterest income	$30,916	$28,741	$29,917	$27,683	$26,970

Noninterest Expenses
Salaries and wages	$34,853	$33,220	$34,535	$34,258	$35,072
Employee benefits	9,298	9,232	8,862	9,245	9,759
Occupancy	8,623	8,783	8,723	8,545	8,608
Furniture and equipment	6,383	6,590	6,543	6,486	6,462
Professional services	3,527	3,767	4,278	4,914	4,103
Advertising and business development	2,471	2,054	1,443	1,973	1,931
Telecommunications	1,423	1,453	1,404	1,418	1,393
Amortization of intangibles	1,658	1,853	1,907	2,136	2,001
Regulatory assessments	2,077	1,464	300	436	428
Other	9,751	10,685	9,445	9,963	9,960

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	80,064	79,101	77,440	79,374	79,717

Goodwill impairment	188,431	—	—	—	—
Employment contract buyouts and severance	—	—	—	546	1,760
Loss on early extinguishment of debt	547	499	1,299	231	—
Visa-related litigation	(863)	881	—	—	—

Non-operating noninterest expenses	188,115	1,380	1,299	777	1,760

Total noninterest expenses	$268,179	$80,481	$78,739	$80,151	$81,477

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Assets
Cash and due from banks	$223,185	$290,974	$221,529	$267,005	$257,884
Interest-bearing bank balances	10,035	5,551	520	263	7,012
Federal funds sold and securities purchased to resell	—	—	—	—	50,000
Securities
Available for sale	2,069,898	1,986,212	2,323,241	2,433,341	2,546,047
Held to maturity	31,468	39,691	41,174	41,892	46,217

Total securities	2,101,366	2,025,903	2,364,415	2,475,233	2,592,264

Loans held for sale	16,119	17,867	19,572	35,718	33,519
Loans held for investment	10,275,653	10,213,420	10,173,237	10,029,228	9,898,134
Less: Allowance for loan losses	(174,420)	(126,427)	(118,861)	(125,545)	(113,736)

Net loans held for investment	10,101,233	10,086,993	10,054,376	9,903,683	9,784,398

Premises and equipment, net	243,628	233,852	226,784	224,951	223,738
Accrued interest receivable	56,764	70,464	73,383	75,851	72,801
Goodwill	462,572	651,003	650,637	650,544	650,536
Other intangible assets, net	25,521	27,179	29,032	30,939	33,075
Other assets	491,297	467,798	459,973	475,488	452,920

	$13,731,720	$13,877,584	$14,100,221	$14,139,675	$14,158,147

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,108,623	$1,127,657	$1,164,312	$1,244,834	$1,286,800
Interest-bearing customer deposits	6,466,940	6,402,503	6,353,852	6,547,479	6,686,919
Interest-bearing brokered deposits	1,875,969	2,258,408	1,983,505	2,293,493	1,977,489

Total deposits	9,451,532	9,788,568	9,501,669	10,085,806	9,951,208
Short-term borrowings	1,917,450	1,637,550	2,070,581	1,432,650	1,607,533
Long-term debt	799,217	698,340	732,203	857,248	809,290
Accrued interest payable	58,705	69,288	73,418	77,751	77,380
Other liabilities	126,495	133,530	174,098	168,033	151,126

Total liabilities	12,353,399	12,327,276	12,551,969	12,621,488	12,596,537

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	72,630	72,455	72,971	73,699	74,673
Surplus	1,110,356	1,107,601	1,116,361	1,129,499	1,150,288
Retained earnings	170,186	386,061	391,019	378,399	373,788
Guarantee of employee stock ownership plan debt	—	—	—	(39)	(95)
Accumulated other comprehensive income (loss), net of income tax	25,149	(15,809)	(32,099)	(63,371)	(37,044)

Total shareholders’ equity	1,378,321	1,550,308	1,548,252	1,518,187	1,561,610

	$13,731,720	$13,877,584	$14,100,221	$14,139,675	$14,158,147

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$28,798	$27,592	$168,614	$167,195	$167,295
U.S. Government agencies	337,775	503,571	659,681	650,581	657,708
Agency mortgage-backed securities	1,343,108	1,088,427	1,119,547	1,158,498	1,246,384
Private label mortgage-backed securities	16,209	—	—	—	—
State and municipal	279,788	302,586	303,388	308,070	315,372
Other investments (1)	64,220	64,036	72,011	148,997	159,288

Total available for sale securities	2,069,898	1,986,212	2,323,241	2,433,341	2,546,047

Held to maturity (at amortized cost)	31,468	39,691	41,174	41,892	46,217

Total securities	$2,101,366	$2,025,903	$2,364,415	$2,475,233	$2,592,264

Total securities as a percentage of total assets	15.3%	14.6%	16.8%	17.5%	18.3%

	March 31, 2008

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$27,078	1.3%	4.2	3.96%
U.S. Government agencies	335,947	16.6	1.8	4.70
Mortgage-backed securities:
Collateralized mortgage obligations	872,999	43.1	4.7	4.56
Adjustable rate mortgages	202,863	10.0	2.4	4.83
Pass-through	293,777	14.5	3.2	4.66
State and municipal	275,463	13.6	3.0	4.96
Corporate bonds	19,082	0.9	2.4	5.69

Total available for sale debt securities	$2,027,209	100.0%	3.5	4.68%

Fixed interest rate:
Mortgage-backed securities	$1,159,098	57.2%	4.3	4.58%
Other	657,570	32.4	2.4	4.81
Variable interest rate:
Mortgage-backed securities	210,541	10.4	2.4	4.83

Total available for sale debt securities	$2,027,209	100.0%	3.5	4.68%

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario		Estimated Impact on Fair Value	Duration

Up 2.00%		(8.2)%	4.9
Up 1.00%		(3.9)	4.4
Flat		—	3.5
Down 1.00%		2.8	1.8
Down 2.00%	(2)	3.6	0.7

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.26%.

(1)

Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $18.0 million.

(2)	Due to the current low interest rate environment, certain modifications were made to the Down 2.00% shock scenario.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in millions) (unaudited)

	March 31, 2008

	Balance	% of Total

Government and agency
U.S. Treasury	$29	1.4%
U.S. Government agencies	338	16.1
Agency mortgage-backed securities (MBS) (1)	1,343	63.9
Federal Home Loan Bank Stock	40	1.9

Total government and agency	1,750	83.3

State and municipal (2)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	203	9.7
AAA-rated	16	0.7
AA or A-rated	82	3.9
BBB-rated	4	0.2
Non-rated	6	0.3

Total state and municipal	311	14.8

Corporate bonds
AA or A-rated	6	0.3
BBB-rated	13	0.6

Total corporate bonds	19	0.9

Private label mortgage-backed securities (1)
AAA-rated	16	0.8

Total private label mortgage-backed securities	16	0.8

Community bank stocks and other	5	0.2

Total securities	$2,101	100.0%

Percent of total securities:
Rated A or higher		98.7%
Investment grade		99.5%

(1)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(2)	Includes $31.5 million of securities held to maturity at amortized cost.
Note:	Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Commercial Loans
Commercial and industrial	$2,805,825	$2,759,492	$2,693,973	$2,569,628	$2,596,705
Owner - occupied real estate	1,107,069	1,070,376	1,042,131	961,806	883,738
Commercial real estate	4,156,522	4,158,384	4,178,653	4,258,837	4,209,149

	8,069,416	7,988,252	7,914,757	7,790,271	7,689,592

Consumer Loans
Indirect - sales finance	710,806	699,014	707,819	684,053	666,801
Consumer lot loans	291,378	311,386	334,971	350,539	353,694
Direct retail	87,064	94,228	97,289	96,768	97,786
Home equity	558,334	548,928	532,640	530,620	514,963

	1,647,582	1,653,556	1,672,719	1,661,980	1,633,244

Mortgage Loans	558,655	571,612	585,761	576,977	575,298

Total loans held for investment	$10,275,653	$10,213,420	$10,173,237	$10,029,228	$9,898,134

Percentage of Loans Held for Investment
Commercial and industrial	27.3%	27.0%	26.5%	25.6%	26.2%
Owner - occupied real estate	10.8	10.5	10.2	9.6	8.9
Commercial real estate	40.5	40.7	41.1	42.5	42.5
Consumer	16.0	16.2	16.4	16.6	16.5
Mortgage	5.4	5.6	5.8	5.7	5.9

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	2.5%	1.6%	5.7%	5.3%	8.2%
Growth year-to-date, annualized	2.5	5.3	6.5	6.8	8.2

(1)	At December 31, 2006, loans held for investment totaled $9,701,867.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	3/31/08		12/31/07		9/30/07		6/30/07		3/31/07

Credit Quality
Loans held for investment	$10,275,653		$10,213,420		$10,173,237		$10,029,228		$9,898,134
Allowance for loan losses	174,420		126,427		118,861		125,545		113,736
Allowance for credit losses	177,016		128,695		120,424		126,721		114,822
Nonperforming loans(1)	223,790		81,631		53,257		41,527		43,222
Foreclosed property (other real estate owned and personal property repossessions)	8,227		8,276		5,658		4,028		3,572

Nonperforming assets	$232,017		$89,907		$58,915		$45,555		$46,794

Nonperforming loans as a % of loans held for investment	2.18%		0.80%		0.52%		0.41%		0.44%
Nonperforming assets as a % of loans held for investment and foreclosed property	2.26		0.88		0.58		0.45		0.47
Allowance for loan losses as a % of loans held for investment	1.70		1.24		1.17		1.25		1.15
Allowance for credit losses as a % of loans held for investment	1.72		1.26		1.18		1.26		1.16
Allowance for loan losses to nonperforming loans	0.78	x	1.55	x	2.23	x	3.02	x	2.63	x
Impaired loans (1)	$206,621		$68,102		$38,060		$33,596		$36,403
Specific allowance for impaired loans	32,070		11,340		11,010		9,414		7,716
Loans past due 90 days or more (mortgage and consumer with interest accruing)	9,588		5,349		2,629		2,503		193
Net loan charge-offs	24,971		23,655		16,801		5,226		6,879
Average loans held for investment	10,221,424		10,164,807		10,042,419		9,947,636		9,783,328
Net loan charge-offs as a % of average loans held for investment (annualized)	0.98%		0.92%		0.66%		0.21%		0.29%

Allowance for Loan Losses
Balance at beginning of period	$126,427		$118,861		$125,545		$113,736		$111,663
Provision for loan losses	72,964		31,221		10,117		17,035		8,952
Loans charged-off	(27,583)		(25,249)		(17,926)		(7,622)		(8,611)
Recoveries of loans previously charged-off	2,612		1,594		1,125		2,396		1,732

Balance at end of period	$174,420		$126,427		$118,861		$125,545		$113,736

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$2,268		$1,563		$1,176		$1,086		$1,025
Provision for unfunded lending commitments	328		705		387		90		61

Balance at end of period	$2,596		$2,268		$1,563		$1,176		$1,086

Allowance for Credit Losses
Balance at beginning of period	$128,695		$120,424		$126,721		$114,822		$112,688
Provision for credit losses	73,292		31,926		10,504		17,125		9,013
Loans charged-off	(27,583)		(25,249)		(17,926)		(7,622)		(8,611)
Recoveries of loans previously charged-off	2,612		1,594		1,125		2,396		1,732

Balance at end of period	$177,016		$128,695		$120,424		$126,721		$114,822

(1)

At March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, these credit quality indicators (nonperforming loans and impaired loans) included $1.6 million, $1.7 million, $1.9 million, $1.9 million, and $1.9 million, respectively, in restructured loans.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	3/31/08 Commercial Real Estate ("CRE") Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$409	$237	$438	$181	$344	$163	$200	$1,972	19%
Residential A&D	105	80	163	81	103	5	103	640	6
Commercial A&D	54	32	51	23	22	12	64	258	2
Commercial construction	120	26	39	52	25	15	22	299	3
Residential construction	52	37	70	35	44	1	17	256	2
Residential condo	31	107	9	4	19	23	72	265	3
Undeveloped land	43	51	74	82	84	63	70	467	5

Total CRE Loans	$814	$570	$844	$458	$641	$282	$548	$4,157	40%

% of Total Loans HFI	8%	6%	8%	4%	6%	3%	5%	40%

	3/31/08 CRE Nonaccrual Loans ("NAL") by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (2)

CRE Nonaccrual Loans by Product Type:
Completed income property	$1.1	$1.1	$6.0	$9.3	$0.7	$—	$0.1	$18.3	8%
Residential A&D	0.5	5.5	10.4	15.2	11.9	0.3	10.7	54.5	25
Commercial A&D	—	—	0.6	0.9	—	—	18.0	19.5	9
Commercial construction	—	—	—	—	—	—	—	—	—
Residential construction	1.7	2.2	4.8	4.1	0.8	—	—	13.6	6
Residential condo	—	3.7	—	2.1	—	9.2	32.5	47.5	21
Undeveloped land	—	—	2.1	1.7	6.0	8.5	0.1	18.4	8

Total CRE Nonaccrual Loans	$3.3	$12.5	$23.9	$33.3	$19.4	$18.0	$61.4	$171.8	77%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (2)	1%	5%	11%	15%	9%	8%	28%	77%

	Three Months Ended 3/31/08 CRE Net Charge-offs ("NCO") by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$—	$—	$0.3	$—	$—	$—	$—	$0.3	1%
Residential A&D	0.2	—	0.2	—	4.9	—	—	5.3	22
Commercial A&D	—	—	0.3	—	—	—	1.0	1.3	5
Commercial construction	—	—	—	—	—	—	—	—	—
Residential construction	—	—	—	—	—	—	—	—	—
Residential condo	—	—	0.3	—	—	1.5	1.5	3.3	13
Undeveloped land	—	—	0.7	0.7	2.3	—	(1.1)	2.6	10

Total CRE Net Charge-offs	$0.2	$—	$1.8	$0.7	$7.2	$1.5	$1.4	$12.8	51%

CRE Net Charge-offs as % of Total Net Charge-offs	1%	0%	7%	3%	29%	6%	5%	51%

(1)

During first quarter 2008, TSFG reclassified certain loan balances in our commercial real estate categories into Residential Condo. Additionally, we shifted certain existing loan balances into our Undeveloped Land category and refined coding definitions for all products. Accordingly, amounts presented for prior periods are not comparable to the current March 31, 2008 presentation.

(2)	Calculated as a percent of nonaccrual loans, which totaled $222.4 million at March 31, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Noninterest-bearing	$1,108,623	$1,127,657	$1,164,312	$1,244,834	$1,286,800
Interest-bearing checking	1,162,374	1,117,850	1,100,428	1,177,609	1,198,714
Money market accounts	2,182,709	2,188,261	2,184,822	2,245,466	2,374,242
Savings accounts	155,337	158,092	169,091	177,289	184,283
Time deposits under $100,000	1,408,593	1,442,030	1,384,094	1,363,462	1,320,108
Time deposits of $100,000 or more	1,557,927	1,496,270	1,515,417	1,583,653	1,609,572

Customer deposits (1)	7,575,563	7,530,160	7,518,164	7,792,313	7,973,719
Brokered deposits	1,875,969	2,258,408	1,983,505	2,293,493	1,977,489

Total deposits	9,451,532	9,788,568	9,501,669	10,085,806	9,951,208
Less: Brokered deposits	(1,875,969)	(2,258,408)	(1,983,505)	(2,293,493)	(1,977,489)
Add: Customer sweep accounts	631,214	648,311	599,021	556,622	479,698

Customer funding (2)	$8,206,777	$8,178,471	$8,117,185	$8,348,935	$8,453,417

Percentage of Deposits
Noninterest-bearing	11.7%	11.5%	12.2%	12.3%	12.9%
Interest-bearing checking	12.3	11.4	11.6	11.7	12.0
Money market accounts	23.1	22.4	23.0	22.3	23.9
Savings accounts	1.6	1.6	1.8	1.8	1.8
Time deposits under $100,000	14.9	14.7	14.6	13.5	13.3
Time deposits of $100,000 or more	16.5	15.3	15.9	15.7	16.2

Customer deposits (1)	80.1	76.9	79.1	77.3	80.1
Brokered deposits	19.9	23.1	20.9	22.7	19.9

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(6.8)%	(12.5)%	(25.7)%	(13.1)%	1.9%
Total deposits	(13.8)	12.0	(23.0)	5.4	18.5
Customer funding (2)	1.4	3.0	(11.0)	(5.0)	2.9

Growth Year-To-Date, Annualized (3)
Noninterest-bearing	(6.8)%	(12.0)%	(12.2)%	(5.7)%	1.9%
Total deposits	(13.8)	2.9	(0.2)	12.1	18.5
Customer funding (2)	1.4	(2.6)	(4.4)	(1.0)	2.9

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweep accounts.

(3)	At December 31, 2006, noninterest-bearing totaled $1,280,908, total deposits totaled $9,516,740, and customer funding totaled $8,392,597.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF WHOLESALE BORROWINGS, CAPITAL, CAPITAL RATIOS, UNREALIZED
LOSSES ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR
U.S. TREASURY NOTES (dollars in thousands) (unaudited)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$541,022	$206,216	$595,272	$654,299	$1,016,470
Customer sweep accounts	631,214	648,311	599,021	556,622	479,698
Federal Reserve borrowings	200,000	—	—	—	—
FHLB advances	—	—	175,000	75,000	75,000
Commercial paper	29,582	30,828	32,601	32,687	35,584
Treasury, tax and loan note	515,632	752,195	668,687	114,042	781

Total short-term borrowings	1,917,450	1,637,550	2,070,581	1,432,650	1,607,533
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	200,000	200,000
FHLB advances	324,080	223,087	223,093	328,100	328,107
Subordinated notes	216,704	216,704	242,478	262,067	188,871
Mandatorily redeemable preferred stock of subsidiary	56,800	56,800	64,800	64,800	89,800
Note payable	775	786	797	808	818
Employee stock ownership plan note payable	—	—	—	50	125
Purchase accounting premiums, net of amortization	858	963	1,035	1,423	1,569

Total long-term borrowings	799,217	698,340	732,203	857,248	809,290

Total borrowings	2,716,667	2,335,890	2,802,784	2,289,898	2,416,823
Less: Customer sweep accounts	(631,214)	(648,311)	(599,021)	(556,622)	(479,698)
Add: Brokered deposits	1,875,969	2,258,408	1,983,505	2,293,493	1,977,489

Total wholesale borrowings	$3,961,422	$3,945,987	$4,187,268	$4,026,769	$3,914,614

Wholesale borrowings as a percentage of total assets	28.8%	28.4%	29.7%	28.5%	27.6%

Regulatory Capital
Tier 1 capital	$1,089,115	$1,114,915	$1,152,663	$1,171,055	$1,115,023
Tier 2 capital	180,711	163,095	161,224	167,521	177,236

Total risk-based capital	1,269,826	1,278,010	1,313,887	1,338,576	1,292,259

Total risk-weighted assets	11,674,210	11,743,799	11,650,676	11,575,533	11,424,481

Tangible Equity
Shareholders’ equity	$1,378,321	$1,550,308	$1,548,252	$1,518,187	$1,561,610
Intangible assets	(488,093)	(678,182)	(679,669)	(681,483)	(683,611)

Tangible equity	890,228	872,126	868,583	836,704	877,999

Capital Ratios
Total risk-based capital	10.88%	10.88%	11.28%	11.56%	11.31%
Tier 1 risk-based capital	9.33	9.49	9.89	10.12	9.76
Leverage ratio	8.15	8.42	8.64	8.73	8.28

Tangible equity to tangible assets ratio	6.72	6.61	6.47	6.22	6.52
Impact of unrealized (gain) loss	0.02	0.21	0.27	0.41	0.26

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.74	6.82	6.74	6.63	6.78

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(3,042)	$(48,841)	$(61,462)	$(94,586)	$(59,764)
Net of income tax (included in equity)	(1,912)	(30,765)	(38,717)	(59,565)	(37,601)

Market Rates for U.S. Treasury Notes
Three year	1.79%	3.07%	4.03%	4.89%	4.54%
Five year	2.46	3.45	4.23	4.92	4.54

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/08			12/31/07			9/30/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,983,464	$128,741	6.49%	$7,919,926	$149,001	7.46%	$7,799,177	$154,655	7.87%
Consumer loans	1,548,384	25,985	6.75	1,563,625	28,657	7.27	1,570,591	29,432	7.43
Indirect loans	703,670	12,680	7.25	702,721	12,565	7.09	695,686	12,188	6.95
Risk management derivatives tied to loans	—	3,822		—	623		—	(882)

Total loans (1)	10,235,518	171,228	6.73	10,186,272	190,846	7.43	10,065,454	195,393	7.70
Investment securities (taxable) (2)	1,749,423	20,392	4.66	1,885,631	22,431	4.76	2,121,044	25,390	4.79
Investment securities (nontaxable) (3)	326,318	4,143	5.08	344,996	4,321	5.01	351,584	4,394	5.00

Total investment securities	2,075,741	24,535	4.73	2,230,627	26,752	4.80	2,472,628	29,784	4.82

Federal funds sold, interest-bearing bank balances, and other temp investments	8,716	72	3.32	4,833	64	5.25	6,574	100	6.03

Total earning assets	12,319,975	195,835	6.39	12,421,732	217,662	6.96	12,544,656	225,277	7.13

Non-earning assets	1,524,930			1,495,654			1,477,862

Total assets	$13,844,905			$13,917,386			$14,022,518

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,155,418	$4,653	1.62	$1,078,194	$4,606	1.69	$1,122,793	$5,571	1.97
Savings	156,848	427	1.09	164,365	617	1.49	172,110	697	1.61
Money market	2,193,504	16,633	3.05	2,195,506	20,883	3.77	2,236,493	22,390	3.97
Time deposits, excluding brokered deposits	2,953,364	33,651	4.58	2,891,656	35,717	4.90	2,905,426	36,594	5.00
Brokered deposits	1,934,922	21,742	4.52	2,426,483	31,430	5.14	2,208,381	29,245	5.25

Total interest-bearing deposits	8,394,056	77,106	3.69	8,756,204	93,253	4.23	8,645,203	94,497	4.34
Customer sweep accounts	684,752	5,472	3.21	590,682	5,977	4.01	559,906	6,237	4.42
Other borrowings (4)	1,922,959	19,101	4.00	1,645,122	21,972	5.30	1,858,800	26,231	5.60

Total interest-bearing liabilities	11,001,767	101,679	3.72	10,992,008	121,202	4.37	11,063,909	126,965	4.55

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,083,505			1,149,816			1,198,350
Other noninterest liabilities	194,655			218,796			240,771

Total liabilities	12,279,927			12,360,620			12,503,030
Shareholders’ equity	1,564,978			1,556,766			1,519,488

Total liabilities and shareholders’ equity	$13,844,905			$13,917,386			$14,022,518

Net interest margin (tax-equivalent)		$94,156	3.07%		$96,460	3.09%		$98,312	3.12%
Less: tax-equivalent adjustment (3)		1,450			1,512			1,538

Net interest income		$92,706			$94,948			$96,774

Supplemental data:
Customer funding (5)	$8,227,391	$60,836	2.97%	$8,070,219	$67,800	3.33%	$8,195,078	$71,489	3.46%
Wholesale borrowings (6)	3,857,881	40,843	4.26	4,071,605	53,402	5.20	4,067,181	55,476	5.41

Total funding (7)	$12,085,272	$101,679	3.38%	$12,141,824	$121,202	3.96%	$12,262,259	$126,965	4.11%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)

During the three months ended March 31, 2008, December 31, 2007 and September 30, 2007, TSFG capitalized $329,000, $317,000 and $188,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/07			3/31/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,724,530	$152,338	7.91%	$7,579,574	$148,078	7.92%
Consumer loans	1,584,646	29,382	7.44	1,570,745	28,957	7.48
Indirect loans	674,961	11,271	6.70	662,691	10,646	6.52
Risk management derivatives tied to loans	—	(1,030)		—	(1,053)

Total loans (1)	9,984,137	191,961	7.71	9,813,010	186,628	7.71
Investment securities (taxable) (2)	2,247,092	26,879	4.79	2,414,896	28,825	4.78
Investment securities (nontaxable) (3)	359,043	4,443	4.95	383,804	4,689	4.89

Total investment securities	2,606,135	31,322	4.81	2,798,700	33,514	4.79
Federal funds sold, interest-bearing bank balances, and other temp investments	6,376	97	6.10	8,331	141	6.86

Total earning assets	12,596,648	223,380	7.11	12,620,041	220,283	7.06

Non-earning assets	1,496,431			1,528,013

Total assets	$14,093,079			$14,148,054

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,176,182	$6,029	2.06	$1,187,239	$5,935	2.03
Savings	181,166	736	1.63	178,940	706	1.60
Money market	2,294,181	22,528	3.94	2,377,771	23,537	4.01
Time deposits, excluding brokered deposits	2,910,284	36,407	5.02	2,893,638	35,581	4.99
Brokered deposits	2,042,664	26,366	5.18	1,771,081	22,720	5.20

Total interest-bearing deposits	8,604,477	92,066	4.29	8,408,669	88,479	4.27
Customer sweep accounts	496,030	5,528	4.47	453,928	4,981	4.45
Other borrowings	1,989,109	27,710	5.59	2,270,120	30,644	5.47

Total interest-bearing liabilities	11,089,616	125,304	4.53	11,132,717	124,104	4.52

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,225,075			1,230,320
Other noninterest liabilities	231,996			233,248

Total liabilities	12,546,687			12,596,285
Shareholders’ equity	1,546,392			1,551,769

Total liabilities and shareholders’ equity	$14,093,079			$14,148,054

Net interest margin (tax-equivalent)		$98,076	3.12%		$96,179	3.08%
Less: tax-equivalent adjustment (3)		1,555			1,641

Net interest income		$96,521			$94,538

Supplemental data:
Customer funding (4)	$8,282,918	$71,228	3.45%	$8,321,836	$70,740	3.45%
Wholesale borrowings (5)	4,031,773	54,076	5.38	4,041,201	53,364	5.36

Total funding (6)	$12,314,691	$125,304	4.08%	$12,363,037	$124,104	4.07%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(5)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(6)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	3/31/08

			Diluted EPS

Net Loss, as Reported (GAAP)	$(201,292)		$(2.77)
Non-Operating Items
Gain on securities	(396)
Gain on Visa IPO share redemption	(1,904)
Goodwill impairment	188,431
Loss on early extinguishment of debt	547
Visa-related litigation	(863)
Related income taxes	981

Operating Loss (Net Loss, Excluding
Non-Operating Items)	(14,496)		(0.20)
Amortization of intangibles	1,658
Related income taxes	(622)

Cash Operating Loss (Net Loss,
Excluding Non-Operating Items and
Amortization of Intangibles)	$(13,460)		$(0.19)

Average Common Shares Outstanding, Diluted	72,574,840

Select Balance Sheet (Averages)
Total assets	$13,844,905
Intangible assets	(675,250)

Tangible assets	13,169,655

Shareholders’ equity	1,564,978
Intangible assets	(675,250)

Tangible equity	889,728

Return on Average Assets
GAAP loss	(5.85	) %
Operating loss	(0.42)
Cash operating loss on average tangible assets	(0.41)

Return on Average Equity
GAAP loss	(51.73)
Operating loss	(3.73)
Cash operating loss on average tangible equity	(6.08)

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/07		9/30/07		6/30/07		3/31/07

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$8,989	$0.12	$25,839	$0.35	$17,930	$0.24	$20,518	$0.27
Non-Operating Items
(Gain) loss on securities	1,288		(287)		2,237		1,385
Employment contract buyouts and severance	—		—		546		1,760
Loss on early extinguishment of debt	499		1,299		231		—
Visa-related litigation	881		—		—		—
Related income taxes	(800)		(314)		(1,008)		(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items)	10,857	0.15	26,537	0.36	19,936	0.27	22,598	0.30
Amortization of intangibles	1,853		1,907		2,136		2,001
Related income taxes	(377)		(591)		(714)		(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$12,333	$0.17	$27,853	$0.38	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	72,875,062		73,605,752		74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$13,917,386		$14,022,518		$14,093,079		$14,148,054
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible assets	13,238,535		13,341,992		13,410,495		13,463,428

Shareholders’ equity	1,556,766		1,519,488		1,546,392		1,551,769
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible equity	877,915		838,962		863,808		867,143

Return on Average Assets
GAAP earnings	0.26%		0.73%		0.51%		0.59%
Operating earnings	0.31		0.75		0.57		0.65
Cash operating earnings on average tangible assets	0.37		0.83		0.64		0.72

Return on Average Equity
GAAP earnings	2.29		6.75		4.65		5.36
Operating earnings	2.77		6.93		5.17		5.91
Cash operating earnings on average tangible equity	5.57		13.17		9.92		11.19

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2007		2006

		Diluted EPS		Diluted EPS

Net (Loss) Income, as Reported (GAAP)	$73,276	$0.99	$112,866	$1.49
Non-Operating Items
(Gain) loss on securities	4,623		(4,037)
Gain on disposition of assets and liabilities	—		(2,498)
Goodwill impairment	—		—
Loss on sale of indirect auto loans previously HFI	—		3,477
Employment contract buyouts and severance	2,306		5,588
Loss on early extinguishment of debt	2,029		821
Visa-related litigation	881		—
Related income taxes	(3,187)		(1,116)

Operating (Loss) Earnings (Net (Loss) Income, Excluding Non-Operating Items)	79,928	1.08	115,101	1.52
Amortization of intangibles	7,897		8,775
Related income taxes	(2,359)		(2,474)

Cash Operating (Loss) Earnings (Net (Loss) Income, Excluding Non-Operating Items and Amortization of Intangibles)	$85,466	$1.15	$121,402	$1.61

Average Common Shares Outstanding, Diluted	74,085,440		75,542,848

Select Balance Sheet (Averages)
Total assets	$14,044,565		$14,202,649
Intangible assets	(681,628)		(689,116)

Tangible assets	13,362,937		13,513,533

Shareholders’ equity	1,543,552		1,506,195
Intangible assets	(681,628)		(689,116)

Tangible equity	861,924		817,079

Return on Average Assets
GAAP (loss) earnings	0.52%		0.79%
Operating (loss) earnings	0.57		0.81
Cash operating (loss) earnings on average tangible assets	0.64		0.90

Return on Average Equity
GAAP (loss) earnings	4.75		7.49
Operating (loss) earnings	5.18		7.64
Cash operating (loss) earnings on average tangible equity	9.92		14.86

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

Three Months Ended

3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$92,706
Tax-equivalent adjustment	1,450

Net interest income (tax-equivalent)	$94,156

Total noninterest income, as reported (GAAP)	$30,916
Adjustments for non-operating items:
Gain on securities	(396)
Gain on Visa IPO share redemption	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,616

Total noninterest expenses, as reported (GAAP)	$268,179
Adjustments for non-operating items:
Goodwill impairment	(188,431)
Loss on early extinguishment of debt	(547)
Visa-related litigation	863

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	80,064
Less: amortization of intangibles	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$78,406

Total Revenue (1)
GAAP	$123,622
Operating (2)	122,772

Noninterest Income as a % Total Revenue (3)
GAAP	25.01%
Operating (2)	23.31

Efficiency Ratios (4)
GAAP	216.93
Operating (2)	65.21
Cash operating (2)	63.86

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$94,948	$96,774	$96,521	$94,538
Tax-equivalent adjustment	1,512	1,538	1,555	1,641

Net interest income (tax-equivalent)	$96,460	$98,312	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$28,741	$29,917	$27,683	$26,970
Adjustments for non-operating items:
(Gain) loss on securities	1,288	(287)	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,029	$29,630	$29,920	$28,355

Total noninterest expenses, as reported (GAAP)	$80,481	$78,739	$80,151	$81,477
Adjustments for non-operating items:
Employment contract buyouts and severance	—	—	(546)	(1,760)
Loss on early extinguishment of debt	(499)	(1,299)	(231)	—
Visa-related litigation	(881)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,101	77,440	79,374	79,717
Less: amortization of intangibles	(1,853)	(1,907)	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$77,248	$75,533	$77,238	$77,716

Total Revenue (1)
GAAP	$123,689	$126,691	$124,204	$121,508
Operating (2)	126,489	127,942	127,996	124,534

Noninterest Income as a % of Total Revenue (3)
GAAP	23.24%	23.61%	22.29%	22.20%
Operating (2)	23.74	23.16	23.38	22.77

Efficiency Ratios (4)
GAAP	65.07	62.15	64.53	67.05
Operating (2)	62.54	60.53	62.01	64.01
Cash operating (2)	61.07	59.04	60.34	62.41

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2007	2006	2005	2004	2003

Select Financial Data Used in Ratios Calculated Below
Net interest income	$382,781	$401,371	$409,056	$335,841	$250,890
Tax-equivalent adjustment	6,246	6,903	6,054	4,356	2,681

Net interest income (tax-equivalent)	389,027	408,274	415,110	340,197	253,571
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$389,027	$408,274	$425,470	$367,757	$273,057

Net interest margin (tax-equivalent)	3.10%	3.22%	3.12%	3.06%	3.01%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.10	3.22	3.20	3.31	3.24

Total noninterest income, as reported (GAAP)	$113,311	$117,905	$43,850	$115,243	$92,841
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	—	13,278	(2,550)	14,237
(Gain) loss on securities	4,623	(4,037)	52,139	(11,721)	(16,456)
Impairment of perpetual preferred stock	—	—	—	10,367	—
Gain on disposition of assets and liabilities	—	(2,498)	—	(2,350)	(601)
Loss on sale of indirect auto loans previously HFI	—	3,477	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	117,934	114,847	109,267	108,989	90,021
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$117,934	$114,847	$98,907	$81,429	$70,535

Total noninterest expenses, as reported (GAAP)	$320,848	$325,939	$316,693	$240,610	$199,272
Adjustments for non-operating items:
Employment contract buyouts and severance	(2,306)	(5,588)	(10,327)	(1,080)	(512)
Merger-related costs	—	—	(4,009)	(7,866)	(5,127)
Impairment recovery (loss) from write-down of assets	—	—	(917)	277	(268)
Conservation grant of land	—	—	—	(3,350)	—
Loss on early extinguishment of debt	(2,029)	(821)	(7,101)	(1,429)	(2,699)
Visa-related litigation	(881)	—	—	—	—
Charitable contribution to foundation	—	—	(683)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	315,632	319,530	293,656	227,162	190,666
Less: amortization of intangibles	(7,897)	(8,775)	(8,637)	(6,043)	(3,433)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$307,735	$310,755	$285,019	$221,119	$187,233

Total Revenue (1)
GAAP	$496,092	$519,276	$452,906	$451,084	$343,731
Operating (2)	506,961	523,121	524,377	449,186	343,592

Noninterest Income as a % of Total Revenue (3)
GAAP	22.84%	22.71%	9.68%	25.55%	27.01%
Operating (2)	23.26	21.95	20.84	24.26	26.20
Operating, excluding net cash settlement of certain interest rate swaps (4)	23.26	21.95	18.86	18.13	20.53

Efficiency Ratios (5)
GAAP	64.68	62.77	69.92	53.34	57.97
Operating (2)	62.26	61.08	56.00	50.57	55.49
Cash operating (2)	60.70	59.40	54.35	49.23	54.49

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.